                                                                    EXHIBIT 99.1



FOR IMMEDIATE RELEASE

FINANCIAL CONTACT:               MAPICS MARKETING CONTACT:                 PIVOTPOINT MARKETING CONTACT:

Bill Gilmour                     Al Barrenechea                            Janice Pearce
Chief Financial Officer          V.P. Product Marketing                    V.P. Business Development
MAPICS, Inc.                     MAPICS, Inc.                              Pivotpoint, Inc.
(678) 319-8283                   (678) 319-8122                            (781) 939-0225
bill.gilmour@mapics.com          al.barrenechea@mapics.com                 jpearce@pivotpoint.com

     MAPICS, INC. TO ACQUIRE PIVOTPOINT, EXPANDING E-BUSINESS OFFERINGS FOR
                     MID-SIZED MANUFACTURING ESTABLISHMENTS

 Advanced Technology and Proven Reliability Demonstrate Focus on Customer Value


ATLANTA -- DEC. 15, 1999 -- MAPICS, Inc. (Nasdaq/NM: MAPX), a leading provider of enterprise business applications for mid-sized manufacturing establishments, announced today a definitive agreement to acquire Pivotpoint, Inc., a company whose proven technology and visionary e-business solutions place them at the forefront of the extended enterprise application space. With this aggressive move, MAPICS immediately expands its offerings across multiple platforms, including Windows NT, UNIX, Linux and AS/400. In return, Pivotpoint gains access to MAPICS' worldwide network of affiliate sales organizations, long recognized as one of the best in the industry. The combined company will continue to deliver stable business solutions, deep functionality, and unmatched customer service and support.

"An important advantage of this partnership is that it positions us as the e-business leader in our combined markets," said Dick Cook, MAPICS' president and chief executive officer. "Pivotpoint applications are unmatched in their ability to utilize the latest Internet technologies. Combined with MAPICS' advanced e-business framework, our customers will derive significant business value from current and future Web capabilities. We will also leverage a unique combination of applications for the extended enterprise that allow our customers to build tighter relationships throughout their supply chains," said Cook.


                                    - MORE -

MAPICS, Inc. To Acquire Pivotpoint
Page 2
Dec. 15, 1999
--------------------------------------------------------------------------------

As part of this business combination, Steve Haley, Pivotpoint's president and chief executive officer, will assume the new position of chief operating officer of MAPICS. Haley will have worldwide responsibility for product development, marketing, sales and customer service. Plans call for products from both organizations to be sold and implemented by the MAPICS affiliate network. Pivotpoint's experienced direct sales and service professionals will team with MAPICS' affiliates and its Major Accounts organization that works with large, multi-site and multi-national customers.

"Today's announcement is exciting news for the customers of both our organizations. This is truly a synergistic relationship involving the combination of two very successful companies to enhance our services to a unique client base, mid-sized manufacturing establishments," said Haley. "Our combined industry knowledge, proven solutions, talented workforce, and passion for customer satisfaction give us all the ingredients necessary to become the mid-market champions."

Bruce Richardson, senior vice president of AMR Research, adds, "This is a very smart strategic move for both companies. It combines two very compatible cultures that have strong ERP products and e-business strategies. Each can leverage the other's sales channels and complementary vertical markets. This is clearly a case where the whole is stronger than the individual parts."

Through this combination, MAPICS expands its foothold in the growing market for integrated manufacturing solutions beyond the AS/400, to include Windows NT, UNIX and Linux. "MAPICS has become one of just a handful of enterprise software providers to offer fully integrated solutions on all of the industry's leading platforms," said Doug Bulla of Guide Technologies, a MAPICS affiliate in Cincinnati, Ohio. "From the standpoint of an affiliate, and for our customers, this decision reaffirms the core values that are so much a part of MAPICS' culture: delivering reliable solutions with an emphasis on returning measurable results and building strong relationships with our customers."

ACQUISITION HIGHLIGHTS
MAPICS, Inc. has signed a definitive agreement to acquire Pivotpoint, a privately held applications provider headquartered in Woburn, Massachusetts. Terms of the acquisition include the purchase of all Pivotpoint shares and payment of certain Pivotpoint debt for a total of $48 million in cash. Closing, which is expected within 60 days, remains subject to certain conditions, including regulatory clearance and approval of the acquisition by Pivotpoint stockholders. Related to this acquisition, MAPICS has received a commitment for a new $55 million credit facility.



                                    - MORE -

MAPICS, Inc. To Acquire Pivotpoint
Page 3
Dec. 15, 1999
--------------------------------------------------------------------------------

Both MAPICS and Pivotpoint have distinguished themselves by remaining profitable during the recent slowdown in revenue growth for the industry. This has allowed MAPICS to maintain a strong financial position and pursue investment opportunities such as this acquisition. This combination should rank MAPICS among the largest providers of extended enterprise applications. MAPICS reported revenues of $134.7 million for their fiscal year ended September 30, 1999, while Pivotpoint anticipates total revenues of more than $25 million for calendar year 1999. During the quarter in which the acquisition is recorded, MAPICS expects to record one-time charges of $8 to $13 million before taxes, consisting primarily of non-cash items. Excluding acquisition-related write-offs, the company anticipates that this transaction will be accretive immediately to EBITDA and believes that it will add to net earnings starting in fiscal 2001.

ABOUT PIVOTPOINT
Since 1987, Pivotpoint, Inc. has provided advanced business systems to mid-sized manufacturing and distribution companies. The company's offerings include Point.Man, a powerful suite of Extended Enterprise Applications (EEA) designed to streamline business processes for manufacturing, customer service and financials across multiple sites, business lines and countries. Point.Man provides the speed, Internet accessibility and tight integration mid-sized manufacturing establishments expect, with broad functionality that can be implemented as required to meet the needs of rapidly growing companies. Pivotpoint also offers an Advanced Planning and Scheduling (APS) system and an Enterprise Asset Management (EAM) suite. The company supports more than 700 customers, including Alpha Industries; C-Cube; Deka Medical; Dictaphone; Dukane Corp.; FMC Wellhead; Freightliner, Inc.; Mercedes-Benz (a division of DaimlerChrysler); Meritor; and SmithKline Beecham.

ABOUT MAPICS
With more than 20 years of proven expertise, MAPICS, Inc. is one of the world's leading providers of enterprise applications specifically designed to meet the needs of discrete and batch process manufacturers. The company's flagship Enterprise Resource Management (ERM) solution, MAPICS XA, delivers proven in-depth functionality for the management of operations, financial, engineering, product demand and supply chain planning. The solution leverages the AS/400 platform, client/server technology, and other advanced technologies such as Java and the Internet to deliver solutions for organizations of almost any size, including international and multi-site operations. More than 2,500 customers have implemented MAPICS XA since its introduction in 1994, including Bayer Corp.; Dialight


                                    - MORE -

MAPICS, Inc. To Acquire Pivotpoint
Page 4
Dec. 15, 1999
--------------------------------------------------------------------------------

Corporation; General Electric Co., P.L.C.; Goodyear Tire &
Rubber Co.; Honda Motor Co., Ltd.; MAG Instruments, Inc.; Michelin Corp.; MTD, Inc.; Volvo Corp.; and York International.

Editor's Note: The correct usage of the MAPICS name is all capitals.

MAPICS, Inc. is headquartered in Atlanta with offices around the globe and a worldwide sales network of over 75 affiliates, servicing customers in more than 70 countries. MAPICS is a trademark of MAPICS, Inc. Pivotpoint and Point.Man are trademarks of Pivotpoint, Inc. Windows NT is a trademark of Microsoft Corp.

For more information on MAPICS, visit the World Wide Web at www.mapics.com or call 1-888-3MAPICS. For more information on Pivotpoint, visit the World Wide Web at www.pivotpoint.com or call 1-800-777-0932.

Statements in this press release or otherwise attributable to the Company regarding the Company's business which are not historical facts, including those regarding benefits associated with the contemplated transaction, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "will," "allow," "planned," "intend," "should," "expect," "provide," and "anticipate," are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of performance and are inherently subject to risks and uncertainties, none of which can be predicted or anticipated. Future events and actual results, financial or otherwise, could differ materially from those contained herein. Important factors that could cause the actual results to differ materially from the Company's expectations include the ability of the parties to consummate the transaction, including obtaining financing and other approvals necessary, the ability of the parties to successfully manage and establish relationships with third parties, the ability of the parties to successfully and profitably integrate products and operations, competition in the market for business software in the mid-sized manufacturing industry, as well as other factors set forth from time to time in the Company's reports filed with the Securities and Exchange Commission.


                                     - END -